NORTHERN FUNDS

FORM N-SAR

File No. 811-8236

Semiannual Period Ended September 30, 2000


Exhibit Index

Sub-Item 77I:  Terms of new or amended securities.

Sub-Item 77Q1(a):  Material Amendments to Charter or By-Laws.

Sub-Item 77Q1(e): Copies of any new or amended Registrant investment advisory contracts.


Sub-Item 77I:  Terms of new or amended securities.

	The Registrant offered new shares of common stock for the Global Communications, Growth Opportunities and Large Cap Value Funds.

	The information required by Sub-Item 77I(b) with respect to the Global Communications Fund is incorporated herein by reference to Post-Effective Amendment No. 29.

	The information required by Sub-Item 77I(b) with respect to the Growth Opportunities Fund (formerly known as the Aggressive Growth
Fund) is incorporated herein by reference to Post-Effective Amendment
No. 33.

	The information required by Sub-Item 77I(b) with respect to the Large Cap Value Fund is incorporated herein by reference to Post-
Effective Amendment No. 30/31.

Sub-Item 77Q1(a): Copies of any material amendments to the Registrant's Charter or By-Laws.

	(1)	Agreement and Declaration of Trust dated February 7, 2000
is incorporated herein by reference to Exhibit (a)(19) to Post-Effective Amendment No. 30/31.

	(2)	The By-Laws of Northern Funds are incorporated herein by
reference to Exhibit (b)(5) to Post-Effective Amendment No. 30/31.

	(3)	Amendment No. 1 to the By-Laws is incorporated herein
by reference to Exhibit (b)(6) to Post-Effective Amendment No. 30/31.

	(4)	Amendment No. 18 to the Agreement and Declaration of
Trust dated May 2, 2000 is incorporated herein by reference to Exhibit
(a)(20) to Post-Effective Amendment No. 32.

	(5)	Amendment No. 1 to the Agreement and Declaration of
Trust dated February 8, 2000 is incorporated herein by reference to Exhibit
(a)(2) to Post-Effective Amendment No. 34.

	(6)	Amendment No. 2 to the Agreement and Declaration of
Trust dated May 2, 2000 is incorporated herein by reference to Exhibit
(a)(3) to Post-Effective Amendment No. 34.

	(7)	Amendment No. 19 to the Agreement and Declaration of
Trust dated May 2, 2000.

	(8)	Amended and Restated By-Laws adopted on August 2,
2000.

	(9)	Amendment No. 3 to the Agreement and Declaration of
Trust dated September 25, 2000.

Sub-Item 77Q1(e): Copies of any new or amended Registrant investment advisory contracts.

	(1)	Addendum No. 10 to the Investment Advisory Agreement
between the Registrant and The Northern Trust Company dated February
8, 2000 is incorporated herein by reference to Exhibit (d)(12) to Post-Effective Amendment No. 30/31.

	(2)	Investment Advisory and Ancillary Services Agreement
between Registrant and The Northern Trust Company dated July 31, 2000.

	(3)	Addendum No. 1 to the Investment Advisory Agreement
between Registrant and The Northern Trust Company dated July 31, 2000.

	(4)	Addendum No. 2 to the Investment Advisory Agreement
between Registrant and The Northern Trust Company dated July 31, 2000.

	(5)	Addendum No. 3 to the Investment Advisory Agreement
between Registrant and The Northern Trust Company dated July 31, 2000.

	(6)	Addendum No. 4 to the Investment Advisory Agreement
between Registrant and The Northern Trust Company dated July 31, 2000.

	(7)	Addendum No. 5 to the Investment Advisory Agreement
between Registrant and The Northern Trust Company dated July 31, 2000.

	(8)	Addendum No. 6 to the Investment Advisory Agreement
between Registrant and The Northern Trust Company dated July 31, 2000.

	(9)	Addendum No. 7 to the Investment Advisory Agreement
between Registrant and The Northern Trust Company dated July 31, 2000.

	(10)	Addendum No. 8 to the Investment Advisory Agreement
between Registrant and The Northern Trust Company dated July 31, 2000.

	(11)	Addendum No. 9 to the Investment Advisory Agreement
between Registrant and The Northern Trust Company dated July 31, 2000.

	(12)	Addendum No. 10 to the Investment Advisory Agreement
between Registrant and The Northern Trust Company dated July 31, 2000.

	(13)	Assumption Agreement between Northern Trust
Investments, Inc. and The Northern Trust Company dated July 31, 2000.

	(14)	Investment Advisory and Ancillary Services Agreement
between Registrant and Northern Trust Investments, Inc. dated August 2,
2000.

	(15)	Addendum No. 11 to the Investment Advisory Agreement
between Registrant and The Northern Trust Company dated September 26,
2000.





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